Trust ABS-15G NLT 2023-1

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Nomura Corporate Funding Americas, LLC (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.

The total population of the Review covered five hundred forty-seven (547) mortgage loans totaling an aggregate original principal balance of approximately $184.076 million.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified above.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Borrowers	First Payment Date	Occupancy
# of Units	Index Type	Original CLTV
Amortization Term	Interest Collection Type	Original HCLTV
Amortization Type	Interest Only	Original Interest Rate
Appraisal As-Is Value	Interest Only Period	Original Interest Rate Period
Appraisal Date	Interest Only Period Expiration Date	Original Loan Amount
Appraised Value	Interest Rate Change Frequency	Original LTV
Appraiser First Name	Interest Rate Initial Cap	Original P&I
Balloon Flag	Interest Rate Initial Floor	Original PITI
Borrower First Name	Interest Rate Initial Maximum	Original Term
Borrower FTHB	Interest Rate Life Cap	Origination Channel
Borrower Full Name	Interest Rate Life Floor	Originator Loan Designation
Borrower Last Name	Interest Rate Life Max	Other Financing - Lien Position 2 - Current Balance
Borrower Middle Name	Interest Rate Life Min	Other Financing Junior Total Original Loan Amount
Borrower Qualifying FICO	Interest Rate Periodic Cap	PITIA Reserves Months
Borrower Self-Employed?	Interest Rate Periodic Floor	PMI Company
Borrower SSN	Investor: Qualifying Housing Ratio	PMI Coverage %
City	Investor: Qualifying Total Debt Ratio	Prepayment Penalty
Coborrower First Name	Lender	Prepayment Penalty Period (months)
Coborrower Full Name	Lien Position	Product Description
Coborrower Last Name	LTV Valuation Value	Property Type
Coborrower Middle Name	Margin	Purpose
Coborrower Qualifying FICO	Maturity Date	Refi Purpose
Coborrower SSN	MERS Min Number	Representative FICO
Contract Sales Price	MI Monthly Premium	State
Decision System	Mortgage Type	Street
Doc Type	Neg Am	Zip
First Interest Rate Change Date	Next Interest Rate Change Date
First Payment Change Date	Note Date

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

CREDIT SCOPE (453 Mortgage Loans):

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, and (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) bank statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approved/ineligible decision where required by the guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by the guidelines and not AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

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Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, and (viii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines, (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

COMPLIANCE SCOPE (547 Mortgage Loans)

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (72 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and

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ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

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(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);
▪	Final application (1003);

▪  Note;

▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;

▪  Mortgage Insurance;

▪  Tangible Net Benefit Disclosure;

▪  FACTA disclosures; and

▪  Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (3 Mortgage Loans)

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

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(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

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Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015 (472 Mortgage Loans)

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

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AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

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(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Integrity Review: AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file as captured by AMC.

Modification Review Scope:  AMC conducted a review of the modification, or modifications, contained within the mortgage loan file.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicers. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population.

Collection Comment Review: AMC performed a pre-acquisition review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

COMPLIANCE RESULTS SUMMARY

There were five hundred forty-seven (547) loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable under the applicable DBRS NRSRO grading criteria one hundred fifty-eight (158) (28.88%) had an Overall grade of “A”, two hundred sixty-nine (269) (49.18%) had an Overall grade of “B”, one hundred fourteen (114) (20.84%) had an Overall grade of “C”, and six (6) (1.10%) had an Overall grade of “D”. After all the documents were presented, under the applicable Fitch NRSRO grading criteria one hundred fifty loans (150) loans (27.42%) had an Overall grade of “A”, two hundred sixty-three (263) (48.08%) had an Overall grade of “B” and one hundred twenty-eight (128) (23.40%) had an Overall grade of “C”, and six (6) (1.10%) had an Overall grade of “D”.

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DBRS Compliance Loan Grades
NRSRO Grade	# of Loans	% of Loans
A	158	28.88%
B	269	49.18%
C	114	20.84%
D	6	1.10%
Total	547	100.00%

Fitch Compliance Loan Grades
NRSRO Grade	# of Loans	% of Loans
A	150	27.42%
B	263	48.08%
C	128	23.40%
D	6	1.10%
Total	547	100.00%

CREDIT RESULTS SUMMARY

One hundred seventy-two (172) loans or 37.97% reviewed received an “A” or “B” Credit grade, two hundred seventy-four (274) loans or 60.49%% received an “C” Credit grade, and seven (7) loans or 1.55% received a “D” grade.

Credit Loan Grades
NRSRO Grade	# of Loans	% of Loans
A	10	2.21%
B	162	35.76%
C	274	60.49%
D	7	1.55%
Total	453	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

There were four hundred fifty-three (453) loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable DBRS NRSRO grading criteria two hundred forty-four (244) (53.86%) had a Property grade of “A”, zero (0) (0.00%) had a Property grade of “B”, eleven (11) (2.43%) had a Property grade of “C” and one hundred ninety-eight (298) (43.71%) had a Property grade of “D”. After all documents were presented, under the applicable Fitch NRSRO grading criteria two hundred forty-two (242) (53.42%) had a Property grade of “A”, seventeen (17) (3.75%) had a Property grade of “B”, eleven (11) (2.43%) had a Property grade of “C”, and one hundred eighty-three (183) loans (40.40%) had a Property grade of “D”.

DBRS Property Loan Grades
NRSRO Grade	# of Loans	% of Loans
A	244	53.86%
B	0	0.00%
C	11	2.43%
D	198	43.71%
Total	453	100.00%

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Fitch Property Loan Grades
NRSRO Grade	# of Loans	% of Loans
A	242	53.42%
B	17	3.75%
C	11	2.43%
D	183	40.40%
Total	453	100.00%

OVERALL REVIEW RESULTS SUMMARY

There were five hundred forty-seven (547) loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable DBRS NRSRO grading criteria thirteen (13) (2.38%) had an Overall grade of “A”, one hundred seventy (170) (31.08%) had an Overall grade of “B”, one hundred fifty-nine (159) (29.07%) had an Overall grade of “C”, and two hundred five (205) (37.48%) had an Overall grade of “D”. After all documents were presented, under the applicable Fitch NRSRO grading criteria ten (10) loans (1.83%) had an Overall grade of “A”, one hundred seventy-six (176) (32.18%) had an Overall grade of “B”, one hundred seventy-one (171) (31.26%) had an Overall grade of “C”, and one hundred ninety (190) (34.73%) had an Overall grade of “D”.

DBRS Overall Loan Grades
NRSRO Grade	# of Loans	% of Loans
A	13	2.38%
B	170	31.08%
C	159	29.07%
D	205	37.48%
Total	547	100.00%

Fitch Overall Loan Grades
NRSRO Grade	# of Loans	% of Loans
A	10	1.83%
B	176	32.18%
C	171	31.26%
D	190	34.73%
Total	547	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

12 | Page

Exception Type	DBRS Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	6
		Total Compliance Grade (D) Exceptions:	6
	C	ATR/QM Defect	233
		TRID Defect	33
		Federal HPML	12
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	4
		TILA	3
		FHA MIP	1
		Total Compliance Grade (C) Exceptions:	286
	B	TRID Defect	289
		ATR/QM Defect	135
		RESPA	91
		ECOA	85
		GSE	59
		TILA	53
		Missing Application Date	41
		Missing Non-Required Data	41
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	26
		Federal HPML	24
		Misc. State Level	21
		FACTA	20
		Missing, Incorrect, or Incomplete GFE	16
		TRID	14
		LTV Test	10
		State Defect	9
		Missing, Incorrect, or Incomplete Final TIL	8
		Safe Act	8
		State HPML	6
		Loan Package Documentation	6
		TIL-MDIA	5
		Compliance	5
		Missing Disclosure	4
		Missing, Incorrect, or Incomplete Final or Initial 1003	4
		FHA	4
		Missing Required Data	3
		State Late Charge	3
		ATR/QM	3
		Flood	1
		Final TIL Estimated	1
		Total Compliance Grade (B) Exceptions:	995
Total Compliance Exceptions:			1,287
Credit	D	Property - Appraisal	5
		Missing Document	4
		Loan Package Documentation	1
		Total Credit Grade (D) Exceptions:	10

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	C	Guideline	235
		Loan Package Documentation	118
		Income / Employment	51
		Borrower and Mortgage Eligibility	50
		Asset	39
		Missing Document	33
		Disclosure	25
		Insurance	25
		Document Error	17
		Credit	12
		Income	5
		Property - Appraisal	5
		System	2
		Legal / Regulatory / Compliance	2
		Appraisal Reconciliation	1
		Title	1
		ATR/QM Defect	1
		Hazard Insurance	1
		1003	1
		Total Credit Grade (C) Exceptions:	624
	B	Credit	327
		Loan Package Documentation	27
		Guideline	24
		Title	17
		Borrower and Mortgage Eligibility	16
		Insurance	12
		Asset	8
		Income / Employment	5
		Document Error	3
		Missing Document	2
		Disclosure	2
		Property - Appraisal	2
		FHA MIP	1
		Total Credit Grade (B) Exceptions:	446
Total Credit Exceptions:			1,080
Property	D	Property - Appraisal	224
		Total Property Grade (D) Exceptions:	224
	C	Property - Appraisal	9
		Appraisal Reconciliation	7
		Total Property Grade (C) Exceptions:	16
	B	Property - Appraisal	4
		Total Property Grade (B) Exceptions:	4
Total Property Exceptions:			244
Grand Total:			2,611

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Exception Type	Fitch Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	6
		Total Compliance Grade (D) Exceptions:	6
	C	ATR/QM Defect	335
		TRID Defect	33
		Federal HPML	12
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	4
		TILA	3
		FHA MIP	1
		Total Compliance Grade (C) Exceptions:	388
	B	TRID Defect	289
		RESPA	91
		ECOA	85
		GSE	59
		TILA	53
		ATR/QM Defect	50
		Missing Application Date	41
		Missing Non-Required Data	41
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	26
		Federal HPML	24
		Misc. State Level	21
		FACTA	20
		Missing, Incorrect, or Incomplete GFE	16
		TRID	14
		LTV Test	10
		State Defect	9
		Missing, Incorrect, or Incomplete Final TIL	8
		Safe Act	8
		State HPML	6
		Loan Package Documentation	6
		TIL-MDIA	5
		Compliance	5
		Missing Disclosure	4
		Missing, Incorrect, or Incomplete Final or Initial 1003	4
		FHA	4
		Missing Required Data	3
		State Late Charge	3
		ATR/QM	3
		Flood	1
		Final TIL Estimated	1
		Total Compliance Grade (B) Exceptions:	910
Total Compliance Exceptions:			1,304
Credit	D	Property - Appraisal	5
		Missing Document	4
		Loan Package Documentation	1
		Total Credit Grade (D) Exceptions:	10

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	C	Guideline	235
		Loan Package Documentation	118
		Income / Employment	51
		Borrower and Mortgage Eligibility	50
		Asset	39
		Missing Document	33
		Disclosure	25
		Insurance	25
		Document Error	17
		Credit	12
		Income	5
		Property - Appraisal	5
		System	2
		Legal / Regulatory / Compliance	2
		Appraisal Reconciliation	1
		Title	1
		ATR/QM Defect	1
		Hazard Insurance	1
		1003	1
		Total Credit Grade (C) Exceptions:	624
	B	Credit	327
		Loan Package Documentation	27
		Guideline	24
		Title	17
		Borrower and Mortgage Eligibility	16
		Insurance	12
		Asset	8
		Income / Employment	5
		Document Error	3
		Missing Document	2
		Disclosure	2
		Property - Appraisal	2
		FHA MIP	1
		Total Credit Grade (B) Exceptions:	446
Total Credit Exceptions:			1,080
Property	D	Property - Appraisal	208
		Total Property Grade (D) Exceptions:	208
	C	Property - Appraisal	9
		Appraisal Reconciliation	7
		Total Property Grade (C) Exceptions:	16
	B	Property - Appraisal	23
		Total Property Grade (B) Exceptions:	23
Total Property Exceptions:			247
Grand Total:			2,631

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the five hundred forty-seven (547) mortgage loans reviewed, five hundred eleven (511) mortgage loans had one thousand nine hundred seventy-six (1,976) different tape discrepancies across seventy-five (75) data fields (some mortgage loans had more than one data delta). The largest variances were found on Contract Sales Price, PMI Coverage % and Investor: Qualifying Total Debt Ratio.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Borrowers	0	1	0.00%	547
# of Units	11	443	2.48%	547
Amortization Term	38	315	12.06%	547
Amortization Type	23	290	7.93%	547
Appraisal As-Is Value	3	5	60.00%	547
Appraisal Date	64	67	95.52%	547
Appraised Value	62	306	20.26%	547
Appraiser First Name	8	8	100.00%	547
Balloon Flag	9	181	4.97%	547
Borrower First Name	20	118	16.95%	547
Borrower FTHB	4	10	40.00%	547
Borrower Full Name	36	56	64.29%	547
Borrower Last Name	27	226	11.95%	547
Borrower Middle Name	4	7	57.14%	547
Borrower Qualifying FICO	5	8	62.50%	547
Borrower Self-Employed?	0	2	0.00%	547
Borrower SSN	3	28	10.71%	547
City	10	537	1.86%	547
Coborrower First Name	0	21	0.00%	547
Coborrower Full Name	11	13	84.62%	547
Coborrower Last Name	3	24	12.50%	547
Coborrower Middle Name	2	2	100.00%	547
Coborrower Qualifying FICO	6	8	75.00%	547
Coborrower SSN	0	13	0.00%	547
Contract Sales Price	201	382	52.62%	547
Decision System	4	50	8.00%	547
Doc Type	43	256	16.80%	547
First Interest Rate Change Date	11	27	40.74%	547
First Payment Change Date	0	1	0.00%	547
First Payment Date	2	491	0.41%	547
Index Type	9	14	64.29%	547
Interest Collection Type	0	1	0.00%	547
Interest Only	3	240	1.25%	547
Interest Only Period	1	3	33.33%	547
Interest Only Period Expiration Date	1	1	100.00%	547
Interest Rate Change Frequency	6	9	66.67%	547

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Interest Rate Initial Cap	27	34	79.41%	547
Interest Rate Initial Floor	6	6	100.00%	547
Interest Rate Initial Maximum	6	6	100.00%	547
Interest Rate Life Cap	26	31	83.87%	547
Interest Rate Life Floor	4	6	66.67%	547
Interest Rate Life Max	33	57	57.89%	547
Interest Rate Life Min	8	13	61.54%	547
Interest Rate Periodic Cap	20	35	57.14%	547
Interest Rate Periodic Floor	0	2	0.00%	547
Investor: Qualifying Housing Ratio	41	44	93.18%	547
Investor: Qualifying Total Debt Ratio	108	353	30.59%	547
Lender	1	1	100.00%	547
Lien Position	0	311	0.00%	547
LTV Valuation Value	19	191	9.95%	547
Margin	68	117	58.12%	547
Maturity Date	74	435	17.01%	547
MERS Min Number	28	32	87.50%	547
MI Monthly Premium	10	11	90.91%	547
Mortgage Type	11	113	9.73%	547
Neg Am	0	3	0.00%	547
Next Interest Rate Change Date	10	19	52.63%	547
Note Date	57	436	13.07%	547
Occupancy	36	490	7.35%	547
Original CLTV	41	389	10.54%	547
Original HCLTV	19	21	90.48%	547
Original Interest Rate	30	457	6.56%	547
Original Interest Rate Period	3	4	75.00%	547
Original Loan Amount	3	526	0.57%	547
Original LTV	71	466	15.24%	547
Original P&I	17	322	5.28%	547
Original PITI	24	32	75.00%	547
Original Term	12	320	3.75%	547
Origination Channel	1	5	20.00%	547
Originator Loan Designation	1	1	100.00%	547
Other Financing - Lien Position 2 - Current Balance	2	3	66.67%	547
Other Financing Junior Total Original Loan Amount	60	75	80.00%	547
PITIA Reserves Months	1	1	100.00%	547
PMI Company	15	36	41.67%	547
PMI Coverage %	114	178	64.04%	547
Prepayment Penalty	13	75	17.33%	547
Prepayment Penalty Period (months)	2	3	66.67%	547

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Product Description	59	63	93.65%	547
Property Type	72	504	14.29%	547
Purpose	23	497	4.63%	547
Refi Purpose	36	113	31.86%	547
Representative FICO	42	368	11.41%	547
State	0	546	0.00%	547
Street	32	507	6.31%	547
Zip	60	545	11.01%	547
Total	1,976	12,967	15.24%	547

PAYMENT HISTORY REVIEW SUMMARY (533 Mortgage Loans)

AMC conducted a Payment History Review on five hundred thirty-three (533) mortgage loans. 374 mortgage loans did not show a delinquency within the look back period. The remaining one hundred fifty-nine (159) mortgage loans showed at least one delinquency within the look back period. Five hundred one (501) mortgage loans had full pay history data. The remaining thirty-two (32) mortgage loans had incomplete pay history data.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquencies, Full Data	352	66.04%
No Delinquencies, Some Missing Data	22	4.13%
Delinquencies, Full Data	149	27.95%
Delinquencies, Some Missing Data	10	1.88%
Total	533	100.00%

COLLECTION COMMENT REVIEW SUMMARY (459 Mortgage Loan)

AMC conducted a Collection Comment Review on four hundred fifty-nine (459) mortgage loans. Three hundred seventy-nine (379) (82.57%) were graded a “1”, forty-eight (48) (10.46%) were graded a “2”, and thirty-two (32) (6.97%) were graded a “3”.

Servicing Review Grade	Loan Count	% of Loans
1	379	82.57%
2	48	10.46%
3	32	6.97%
Total	459	100.00%

MODIFICATION REVIEW SUMMARY (81 Mortgage Loans)

AMC reviewed Modifications for eighty-one (81) mortgage loans indicated to have been modified on the data tape provided by the Client.  For these 81 mortgage loans, Modification Agreements were located in the file and the current terms of the loans per the data tape provided by the Client matched the terms of the Modification Agreements.  AMC did not conduct additional reconciliations comparing the payment history review records to the provided data tape to identify potential modifications that were not called out on the provided data tape.

SitusAMC TITLE REVIEW SUMMARY (380 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 380 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	Except with respect to 2 mortgage loans, there are no potential issues concerning the current recordation of the subject mortgage. With respect to the 2 mortgage loans, it was found to have a security instrument which were not recorded.
•	Except with respect to 2 mortgage loan files, there are no potential issues concerning origination deed vesting. With respect to the 2 mortgage loan files, all the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.

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•	Except with respect to 2 Association Liens across 1 mortgage loan file, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	Except with respect to 4 Municipal Liens across 3 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•	Except with respect to 11 Prior Liens across 9 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 11 Prior Liens across 9 mortgage loan files, 1 Prior Lien was not able to be mitigated as the mortgage loan file did not contain a Title Policy and 10 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	Except with respect to 14 Prior Mortgages across 13 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 14 Prior Mortgages across 13 mortgage loan files, 1 Prior Mortgage was not able to be mitigated as the mortgage loan file did not contain a Title Policy and 13 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	511	93.42%	$168,680,372.88	91.64%
Adjustable	36	6.58%	$15,395,622.00	8.36%
Total	547	100.00%	$184,075,994.88	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	547	100.00%	$184,075,994.88	100.00%
Total	547	100.00%	$184,075,994.88	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Other-than-first-time Home Purchase	171	31.26%	$64,583,294.00	35.09%
Cash Out: Other/Multi-purpose/Unknown Purpose	135	24.68%	$46,708,598.00	25.37%
Rate/Term Refinance - Borrower Initiated	60	10.97%	$22,339,632.00	12.14%
First Time Home Purchase	88	16.09%	$26,548,514.02	14.42%
Cash Out: Debt Consolidation	20	3.66%	$3,885,601.02	2.11%
Limited Cash-Out	50	9.14%	$14,803,826.00	8.04%
Cash Out: Home Improvement/Renovation	2	0.37%	$365,750.00	0.20%
Construction to Permanent	1	0.18%	$213,750.00	0.12%
Rate/Term Refinance - Lender Initiated	1	0.18%	$123,250.00	0.07%
Unavailable	19	3.47%	$4,503,779.84	2.45%
Total	547	100.00%	$184,075,994.88	100.00%

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Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	5	0.91%	$665,819.25	0.36%
121-180 Months	49	8.96%	$11,220,699.00	6.10%
181-240 Months	18	3.29%	$3,828,292.84	2.08%
241-360 Months	475	86.84%	$168,361,183.79	91.46%
Total	547	100.00%	$184,075,994.88	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	299	54.66%	$98,299,888.38	53.40%
Co-op	11	2.01%	$3,541,178.00	1.92%
Condo, Low Rise	52	9.51%	$11,921,830.00	6.48%
Condo, High Rise	14	2.56%	$5,207,250.00	2.83%
PUD	99	18.10%	$41,754,813.00	22.68%
Single-wide Manufactured Housing	6	1.10%	$1,608,553.00	0.87%
1 Family Attached	13	2.38%	$2,930,920.00	1.59%
2 Family	23	4.20%	$7,713,037.00	4.19%
3 Family	12	2.19%	$5,367,358.00	2.92%
4 Family	8	1.46%	$4,004,735.00	2.18%
Unavailable	10	1.83%	$1,726,432.50	0.94%
Total	547	100.00%	$184,075,994.88	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	441	80.62%	$152,735,518.04	82.97%
Investment	79	14.44%	$21,643,626.00	11.76%
Second Home	21	3.84%	$8,565,585.00	4.65%
Unknown	6	1.10%	$1,131,265.84	0.61%
Total	547	100.00%	$184,075,994.88	100.00%

Originator Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Non QM	327	59.78%	$126,874,352.00	68.92%
Safe Harbor QM (Q-43)	2	0.37%	$2,615,000.00	1.42%
HUD Safe Harbor QM	17	3.11%	$3,947,112.00	2.14%
Temporary SHQM (GSE/Agency Eligible)	25	4.57%	$6,973,250.00	3.79%
VA Safe Harbor QM	11	2.01%	$3,145,552.00	1.71%
UTD	17	3.11%	$4,185,930.00	2.27%
N/A	76	13.89%	$20,600,326.00	11.19%
Unknown	72	13.16%	$15,734,472.88	8.55%
Total	547	100.00%	$184,075,994.88	100.00%

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TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Non QM	302	55.21%	$112,647,413.00	61.20%
Higher Priced QM (43-Q)	1	0.18%	$228,583.00	0.12%
Safe Harbor QM (Q-43)	14	2.56%	$6,837,485.00	3.71%
ATR Fail	33	6.03%	$11,862,524.00	6.44%
ATR Risk	31	5.67%	$12,177,865.00	6.62%
HUD Safe Harbor QM	9	1.65%	$1,764,621.00	0.96%
Temporary SHQM (GSE/Agency Eligible)	6	1.10%	$1,350,500.00	0.73%
VA Rebuttable Presumption QM	72	13.16%	$15,734,472.88	8.55%
VA Safe Harbor QM	2	0.37%	$389,205.00	0.21%
N/A	77	14.08%	$21,083,326.00	11.45%
Total	547	100.00%	$184,075,994.88	100.00%

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